Exhibit 10.7

VERENIUM CORPORATION

RESTRICTED STOCK BONUS GRANT NOTICE

2007 EQUITY INCENTIVE PLAN

Verenium Corporation (the “Company”), pursuant to its 2007 Equity Incentive Plan (the “Plan”), hereby awards to Participant as a bonus the number of shares of the Company’s Common Stock set forth below (“Award”). This Award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Bonus Agreement, the Plan, the form of Assignment Separate from Certificate and the form of Joint Escrow Instructions, all of which are attached hereto and incorporated herein in their entirety.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Award:
Consideration:	Participant’s Past Services

Vesting Schedule:	[1/4th of the shares vest one year after the Vesting Commencement Date.
1/12[h] of the shares vest quarterly thereafter over the next three years.]

Additional Terms/Acknowledgements: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Bonus Grant Notice, the Restricted Stock Bonus Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Restricted Stock Bonus Grant Notice, the Restricted Stock Bonus Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) Awards previously granted and delivered to Participant under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:

VERENIUM CORPORATION		PARTICIPANT:

By:
	Signature		Signature

Title:		Date:

Date:

ATTACHMENTS:	Restricted Stock Bonus Agreement, 2007 Equity Incentive Plan, form of Assignment Separate from Certificate and form of Joint Escrow Instructions

ATTACHMENT I

RESTRICTED STOCK BONUS AGREEMENT

ATTACHMENT II

2007 EQUITY INCENTIVE PLAN

ATTACHMENT III

FORM OF ASSIGNMENT SEPARATE FROM CERTIFICATE

ATTACHMENT IV

FORM OF JOINT ESCROW INSTRUCTIONS